UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2018

BITMIS CORP.

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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-214469 ------------------------------- (Commission File Number)	98-1310024 ------------------------------------- (IRS Employer Identification No.)

Bitmis Corp.

Unit No. 5784, 152 Chartered Square Building, 212/19,

Bangkok, Thailand 10500

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 (Address of principal executive offices)

(702) 605-0123

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The Company wishes to confirm that the correct SIC code is 8742. The Company will use the SIC code, 8742, for all future filings. In the past, the following forms were filed with incorrect SIC code, 8748:

November 7, 2016

Form S-1

S-1 Registration Statement

January 4, 2017

Form S-1/A

Amendment #1 to the S-1 Registration Statement

February 28, 2017

Form S-1/A

Amendment #2 to the S-1 Registration Statement

May 10, 2017

Form 10Q

Quarterly Report for the fiscal quarter ended March 31, 2017

October 16, 2017

Form 10K

For the fiscal year ended June 30, 2017

November 20, 2017

Form 10Q

Quarterly Report for the fiscal quarter ended September 30, 2017

February 28, 2018

Form 10Q

Quarterly Report for the fiscal quarter ended December 31, 2017

May 14, 2018

Form 10Q

Quarterly Report for the fiscal quarter ended March 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          BITMIS CORP.

                                                                                          By:         /s/ Anna Varlamova

                                                                                          Name:    Anna Varlamova

                                                                                          Title:      President, Chief Executive and Financial Officer

Date: August 16, 2018

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